WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 EXHIBIT 99.1 FOR IMMEDIATE RELEASE Investor Relations Contact: Dominic C. Canuso (302) 571 -6833 March 1, 2019 dcanuso@wsfsbank.com Media Contact: Jimmy A. Hernandez (302) 571 -5254 jhernandez@wsfsbank.com WSFS Financial Corporation Completes Acquisition of Beneficial Bancorp, Inc. Branding and systems conversion anticipated for late August 2019. WILMINGTON, Del. – WSFS Financial Corporation (Nasdaq: WSFS) (“WSFS”), the parent company of WSFS Bank, has completed the acquisition of Beneficial Bancorp, Inc. and its primary subsidiary, Beneficial Bank, and is now operating as one Company. With the acquisition finalized, WSFS has approximately $13 billion in assets and is the largest, premier, locally-headquartered bank in the Greater Delaware Valley. “We are strengthening our Bank by bringing together the talents of Beneficial and WSFS Associates, and our Customers and communities will benefit from their combined knowledge, expertise and commitment to serve,” said Rodger Levenson, WSFS’ President and Chief Executive Officer. “As we grow in a top 10 market in a very healthy way, we remain dedicated to serving together our Customers, neighbors, and community partners of the Greater Delaware Valley.” Beneficial Customer relationships will continue business as usual until the banks’ systems are integrated and Beneficial banking offices are rebranded as WSFS Bank, which is anticipated to occur in late August 2019. Both banks’ Customers, however, have immediate and free access to the combined WSFS and Beneficial ATM network of nearly 500 ATMs, the largest in the Greater Delaware Valley. For more information, Customers and WSFS’ community partners and friends can visit wsfsbank.com/beneficial. About WSFS Financial Corporation WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest and largest locally-managed bank and trust company headquartered in Delaware and the Delaware Valley. As of December 31, 2018, WSFS Financial Corporation had $7.2 billion in assets on its balance sheet and $19.0 billion in assets under management and administration. WSFS operates from 76 offices located in Delaware (45), Pennsylvania (29), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking, cash management and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, WSFS Wealth Investments, Cypress Capital Management, LLC, West Capital Management, Powdermill Financial Solutions, Cash Connect®, WSFS Mortgage and Arrow Land Transfer. Serving the Delaware Valley since 1832, WSFS Bank is one of the ten oldest banks in the United States continuously operating under the same name. For more information, please visit wsfsbank.com. ###

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 Forward-Looking Statements This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward- looking statements include, without limitation, statements relating to the impact WSFS expects its proposed acquisition of Beneficial to have on the combined entity’s operations, financial condition, and financial results, and WSFS’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies WSFS expects to realize as a result of the proposed acquisition. The forward-looking statements also include predications or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of WSFS and Beneficial) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because all required approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in WSFS’s share price before closing, that the businesses of WSFS and Beneficial will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom WSFS or Beneficial have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of WSFS common stock to be issued in the transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of WSFS and Beneficial. We refer you to the “Risk Factors” section of the joint proxy statement/prospectus and to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of WSFS’s Annual Report on Form 10-K for the year ended December 31, 2018, the Annual Report on Form 10-K filed by Beneficial for the year ended December 31, 2018 and any updates to those risk factors set forth in WSFS’s and Beneficial’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by WSFS and Beneficial with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on WSFS, Beneficial or their respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither WSFS nor Beneficial undertakes any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise.